UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): October 8, 2008

ROK ENTERTAINMENT GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18565	93-0947570
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

ROK House, Kingswood Business Park
Holyhead Road, Albrighton
Wolverhampton WV7 3AU
United Kingdom		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-44-1902-374896

__________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ROK Entertainment Group Inc.

October 8, 2008

Item 8.01. Other Events.

ROK Entertainment Group Inc., the global mobile entertainment company, announced that ROK Entertainment is experiencing growth in a large number of its core businesses and the board of ROK Entertainment has conducted a review of its subsidiary businesses aimed at achieving significant cost savings.

As part of this cost-saving initiative, ROK Entertainment has placed three of its non-core U.K.-based subsidiaries, Brenten Trading Limited, Jalipo Media Limited and Brenten Limited, into administration.

ROK Entertainment believes this initiative will have no material impact upon revenues or the overall growth of ROK Entertainment and is in the best interests of both ROK Entertainment and its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 8, 2008	ROK ENTERTAINMENT GROUP INC.

By: /s/ Laurence Alexander
Laurence Alexander
President and Chief Executive Officer